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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KALOBIOS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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KaloBios Pharmaceuticals, Inc.
442 Littlefield Avenue
South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD July 7, 2015

        You are cordially invited to attend the KaloBios Pharmaceuticals, Inc. (the "Company") 2015 Annual Meeting of Stockholders to be held on Tuesday, July 7, 2015, at 10:00 a.m. Pacific Time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063. We are holding the meeting for the following purposes:

  (1)
  To elect the seven nominees to the Board of Directors named in this proxy statement to hold office until the 2016 annual meeting of stockholders (Proposal 1);

  (2)
  To approve a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board of Directors, a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock (Proposal 2);

  (3)
  To approve amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis (Proposal 3);

  (4)
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal 4); and

  (5)
  To transact any other business that may properly come before the meeting.

        If you owned our common stock at the close of business on May 18, 2015, you may attend and vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in South San Francisco, California for the ten days prior to the meeting for any purpose related to the meeting.

        We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of this proxy statement and our 2014 Annual Report. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2014 Annual Report and a form of proxy card. All stockholders who have previously requested a paper copy of our proxy materials will receive a paper copy of the proxy materials by mail.

        Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card by mail, you may submit your proxy card by completing, signing, dating and mailing your proxy card in the envelope provided. Any stockholder attending the meeting may vote in person, even if the stockholder has already returned a proxy card.

By order of the Board of Directors,

Donald R. Joseph Secretary of the Company

May 26, 2015
South San Francisco, California

Proxy Statement
For Annual Meeting of Stockholders
To Be Held on July 7, 2015

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ii

KaloBios Pharmaceuticals, Inc.
442 Littlefield Avenue
South San Francisco, CA 94080

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JULY 7, 2015

INFORMATION CONCERNING SOLICITATION AND VOTING

        Our Board of Directors (the "Board") is soliciting proxies for our 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 7, 2015, at 10:00 a.m. Pacific Time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063. Directions to this location are available at www.gunder.com/contact. The telephone number at our headquarters is (650) 243-3100.

        The proxy materials, including this proxy statement, proxy card and our Annual Report on Form 10-K for our fiscal year 2014, are being made available on or about May 26, 2015. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

        In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide to most of our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the "Notice") will be mailed on or about May 26, 2015 to most of our stockholders who owned our common stock at the close of business on the record date, May 18, 2015. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

        The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

        Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

        We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email. We have also engaged Innisfree M&A Incorporated to aid in the solicitation of proxies from certain brokers, bank nominees and institutional and other stockholders. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these proxy materials?

        We have sent you these proxy materials because the Board of KaloBios Pharmaceuticals, Inc. is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply request, complete, sign and return a proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

        Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering the Notice in the mail. As a result, only stockholders that specifically request a printed copy of the proxy statement will receive one. Instead, the Notice instructs stockholders on how to access and review the proxy statement and annual report over the Internet at www.envisionreports.com/KBIO. The Notice also instructs stockholders on how they may submit their proxy over the Internet. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.

How may I vote at the Annual Meeting?

        You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy via telephone or on the Internet. If you received or requested a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.

        When you vote by using the Internet or by telephone or by signing and returning the proxy card, you appoint Herb C. Cross and Donald R. Joseph as your representatives (or proxyholders) at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Only stockholders of record at the close of business on May 18, 2015, the record date for the Annual Meeting (the "Record Date"), will be entitled to vote at the Annual Meeting. On the Record Date, there were 32,995,178 shares of the Company's common stock outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of common stock) in connection with the matters set forth in this proxy statement.

        In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting on July 7, 2015 and will be accessible for ten days prior to the meeting at our principal place of business, between the hours of 9:00 a.m. and 5:00 p.m. local time.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholders of record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." If you are a stockholder of record, these proxy materials have been sent directly to you by KaloBios.

        Beneficial owners—Many KaloBios stockholders hold their shares through a broker, trustee or nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." If you hold your shares in street name, these proxy materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

        As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

How do I vote?

        Stockholders of record—Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the meeting and vote in person.

  •
  You may vote by using the Internet. The address of the website for Internet voting is www.envisionreports.com/KBIO. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on July 6, 2015. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded;

  •
  You may vote by telephone. The toll-free telephone number is noted on your proxy card, if you received one by mail. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on July 6, 2015. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded; or

  •
  You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

        Beneficial owners—If you hold shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

        The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares through a bank, broker or other nominee, you must obtain a "legal proxy," executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or follow the voting instructions described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

        If you are a stockholder of record, you may revoke your proxy in any one of these ways:

  •
  You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

  •
  You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 442 Littlefield Avenue, South San Francisco, CA 94080;

  •
  You may sign another proxy card with a later date and return it to us prior to the Annual Meeting; or

  •
  You may attend the Annual Meeting and vote your shares in person. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

        If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee or (2) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

How many votes do you need to hold the Annual Meeting?

        A quorum of stockholders is necessary to conduct business at the Annual Meeting. Pursuant to our bylaws, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. On the Record Date, there were 32,995,178 shares of common stock and entitled to vote. Thus, 16,497,590 shares must be represented in person or by proxy at the Annual Meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting and vote in person. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the holders of a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What matters will be voted on at the Annual Meeting?

        The following matters are scheduled to be voted on at the Annual Meeting:

  •
  Proposal 1: To elect the seven nominees to the Board named in this proxy statement to hold office until the 2016 annual meeting of stockholders;

  •
  Proposal 2: To approve a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board, a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock;

  •
  Proposal 3: To approve amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis; and

  •
  Proposal 4: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.

        No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

Could other matters be decided at the Annual Meeting?

        KaloBios does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote the shares represented by proxies in accordance with their best judgment.

What will happen if I do not vote my shares?

        Stockholder of Record: Shares Registered in Your Name.    If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

        Beneficial Owner: Shares Registered in the Name of Broker or Bank.    Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A "broker non-vote" occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers who are voting shares held for a beneficial owner, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 and Proposal 4 are the only routine matters in this proxy statement. As such, your broker has discretion to vote your shares on Proposal 2 and Proposal 4 but does not have discretion to vote your shares on Proposal 1 or Proposal 3.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of Directors

        With respect to the election of nominees for director, you may:

  •
  vote "FOR" the election of the seven nominees for director;

  •
  vote "FOR" one or more nominees and "WITHHOLD" your vote for the remaining nominee or nominees; or

  •
  "WITHHOLD" your vote for all seven nominees.

        Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the seven nominees who are properly nominated in accordance with our bylaws and receive the most "FOR" votes will be elected. Only votes cast "FOR" a nominee will be counted. An instruction to "WITHHOLD" authority to vote for one or more of the nominees will result in those nominees receiving fewer votes, but will not count as a vote against the nominees. Abstentions and "broker non-votes" will have no effect on the outcome of the election of directors. Because the election of directors is not a matter on which a broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with Proposal 1.

Proposal 2: To approve a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board, a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock.

        You may vote "FOR" or "AGAINST" or abstain from voting. To approve a series of amendments to our amended and restated certificate of incorporation, the Company must receive a "FOR" vote from the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Because Proposal 2 is a routine matter on which a broker or other nominee is generally empowered to vote, no broker non-votes are expected to exist in connection with Proposal 2.

Proposal 3: To approve amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis.

        You may vote "FOR" or "AGAINST" or abstain from voting. To approve amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis, the Company must receive a "FOR" vote from the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal. Because Proposal 3 is not a routine matter on which a broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with Proposal 3.

Proposal 4: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

        You may vote "FOR" or "AGAINST" or abstain from voting. To ratify the selection by the audit committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the Company must receive a "FOR" vote from the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal. Proposal 4 is a routine matter on which a broker or other nominee is generally empowered to vote, no broker non-votes are expected to exist in connection with Proposal 4.

What happens if a director nominee is unable to stand for election?

        If a nominee is unable to stand for election, our Board may either:

  •
  reduce the number of directors that serve on the board; or

  •
  designate a substitute nominee.

        If our Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How does our Board recommend that I vote?

        Our Board unanimously recommends a vote:

  •
  Proposal 1: "FOR" the election of each of Robert A. Baffi, Denise Gilbert, Ted W. Love, Gary Lyons, Ronald A. Martell, Laurie Smaldone Alsup and Raymond M. Withy as directors to serve until our 2016 annual meeting of stockholders;

  •
  Proposal 2: "FOR" approval of a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board, a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock;

  •
  Proposal 3: "FOR" approval of the amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis; and

  •
  Proposal 4: "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

What happens if I sign and return my proxy card but do not provide voting instructions?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

  •
  Proposal 1: "FOR" the election of each of Robert A. Baffi, Denise Gilbert, Ted W. Love, Gary Lyons, Ronald A. Martell, Laurie Smaldone Alsup and Raymond M. Withy, as directors;

  •
  Proposal 2: "FOR" approval of a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board, a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock;

  •
  Proposal 3: "FOR" approval of the amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis; and

  •
  Proposal 4: "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

What do I need to show to attend the Annual Meeting in person?

        You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of the Company's common stock as of May 18, 2015) and a form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting. We will not permit the use of cameras (including cell phones with photographic capabilities) or other recording devices in the meeting room.

Who is paying for this proxy solicitation?

        The Company will pay for the entire cost of soliciting proxies. The accompanying proxy is being solicited by the Board. In addition to this solicitation, directors and employees of the Company may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Innisfree M&A Incorporated to aid in the solicitation of proxies from certain brokers, bank nominees and institutional and other stockholders. Our costs for such services will not be material.

What happens if the Annual Meeting is postponed or adjourned?

        Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on such proposal.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results are expected to be reported on a Current Report on Form 8-K filed with the SEC no later than July 13, 2015.

Can I find KaloBios' proxy materials on the Internet?

        Yes. This proxy statement and the 2014 Annual Report are available at our corporate website at www.kalobios.com/investors. You also can obtain copies without charge at the SEC's website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.envisionreports.com/KBIO, which does not have "cookies" that identify visitors to the site. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

How do I obtain a separate set of KaloBios' proxy materials if I share an address with other stockholders?

        In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the proxy materials mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

        In other cases, stockholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Whom should I call if I have any questions?

        If you have any questions, would like additional KaloBios proxy materials or proxy card, or need assistance in voting your shares, please contact the firm assisting us with the solicitation, Innisfree M&A Incorporated. Stockholders may call toll-free at (888) 750-5834.

Can I submit a proposal for consideration at the 2016 annual meeting of stockholders?

        Stockholders of the Company may submit proper proposals for inclusion in our proxy statement and for consideration at our 2016 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner.

        Requirements for stockholder proposals to be considered for inclusion in our proxy material —In order to be considered for inclusion in our proxy materials for the 2016 annual meeting of stockholders, stockholder proposals must:

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  be received by the Secretary of the Company no later than the close of business on January 27, 2016; and

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  otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and our Bylaws.

        Requirements for stockholder proposals to be brought before an annual meeting—In addition, our Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the Board, or (2) by any stockholder entitled to vote who has timely delivered written notice to the Secretary of the Company during the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the nominating and corporate governance committee as a potential nominee for director, see the procedures discussed in "Corporate Governance—Board Committees—Nominating Process for Recommending Candidates for Election to the Board."

        The Bylaws also provide that the only business that may be conducted at an annual meeting is business that is brought (1) pursuant to the notice of meeting (or any supplement thereto), (2) by or at the direction of the Board, or (3) by a stockholder who has timely delivered written notice which sets forth all information required by the Bylaws to the Secretary of the Company during the Notice Period (as defined below).

        The "Notice Period" is defined as the period commencing on the date 120 days prior to the one year anniversary of the date on which KaloBios first mailed its proxy materials to stockholders for the previous year's annual meeting of stockholders and terminating on the date 90 days prior to the one year anniversary of the date on which KaloBios first mailed its proxy materials to stockholders for the previous year's annual meeting of stockholders. As a result, the Notice Period for the 2016 Annual Meeting of Stockholders will be from January 27, 2016 to February 26, 2016.

        If a stockholder who has notified KaloBios of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

        A current copy of our bylaws also is available at our corporate website at www.kalobios.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. Such requests and all notices of proposals and director nominations by stockholders should be sent to KaloBios Pharmaceuticals, Inc., 442 Littlefield Avenue, South San Francisco, CA 94080, Attention: Secretary of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on July 7, 2015

The proxy statement and annual report to stockholders are available at www.envisionreports.com/KBIO.

PROPOSAL 1: ELECTION OF DIRECTORS

General

        Our Board consists of one class of directors, and each director will serve until his or her successor is elected or qualified. Currently, our Board is authorized to have seven members. The authorized number of directors may be changed by resolution of our Board, and vacancies on our Board can be filled by resolution of our Board. Our Board has determined that all of our directors qualify as "independent" directors in accordance with the Nasdaq listing requirements. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

        The nominating and corporate governance committee of the Board recommended to the Board that Robert A. Baffi, Denise Gilbert, Ted W. Love, Gary Lyons, Ronald A. Martell, Laurie Smaldone Alsup and Raymond M. Withy each be nominated for election at the Annual Meeting. If elected at the Annual Meeting, each of the nominees would serve until the 2016 annual meeting of stockholders and until his or her successor is elected and qualified, or, if sooner, until the director's death, resignation or removal. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        We encourage our directors and nominees for director to attend the Annual Meeting.

        There are no family relationships among our directors or executive officers.

Nominees for Election as Directors at the Annual Meeting

        The names of the nominees and certain information about them as of April 23, 2015 are set forth below.

Name	Age	Positions and Offices Held with Company	Director Since
Robert A. Baffi, Ph.D.	60	Director	2014
Denise Gilbert, Ph.D.	57	Director	2008
Ted W. Love, M.D.	56	Director, Chairman of the Board	2009
Gary Lyons	64	Director	2011
Ronald A. Martell	53	Director	2015
Laurie Smaldone Alsup, M.D.	61	Director	2013
Raymond M. Withy, Ph.D.	59	Director	2005

        The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our Board to determine that each nominee should serve as one of our directors.

        Robert A. Baffi, Ph.D. has served as a member of our Board since November 2014. Dr. Baffi currently serves as Executive Vice President of Technical Operations at BioMarin Pharmaceutical Inc., where he is responsible for overseeing manufacturing, process development, quality, analytical chemistry and logistics departments. From May 2000 to December 2009, Dr. Baffi served as Senior Vice President of Technical Operations at BioMarin. From 1986 to 2000, Dr. Baffi served in a number of positions with increasing responsibility at Genentech Inc., primarily in the functional area of quality control. Prior to joining Genentech, Dr. Baffi worked for Cooper BioMedical as a research scientist and at Becton Dickinson Research Center as a post-doctoral fellow. Dr. Baffi has contributed to more than

20 regulatory submissions for product approval in the United States and Europe and to more than 20 regulatory submissions for investigational new drug testing. Dr. Baffi received a Ph.D., M. Phil and a B.S. in biochemistry from the City University of New York and an M.B.A. from Regis University. Our Board determined that Dr. Baffi should serve as a director based on his experience as a senior executive in the biotechnology industry, as well as his experience in manufacturing and technical operations.

        Denise Gilbert, Ph.D. has served as a member of our Board and chair of our audit committee since January 2008. Dr. Gilbert is a retired senior life science industry executive and has been serving as a director of various public and private life science companies since 2002. Previously, she served as chief executive officer of Entigen Corporation, a private life science information technology company, from 2001 to 2002. In addition, Dr. Gilbert has served as chief financial officer of two public life science companies, Incyte Pharmaceuticals Inc. from 1995 to 1999 and Affymax NV from 1993 until its sale to Glaxo in 1995. Dr. Gilbert started her career in biotechnology in 1984, first in venture capital and then as a senior biotechnology analyst with Smith Barney Harris & Upham and Montgomery Securities. She is currently on the Board and a member of the audit committee of Cytokinetics, Inc. and previously served on the Board of Dynavax Technologies Corporation. Dr. Gilbert holds a Bachelor of Arts from Cornell University and a Ph.D. in cell and development biology from Harvard University. Our Board determined that Dr. Gilbert should serve as a director based on her experience as a senior executive in the life science industry, as well as her experience and skills relating to financial statement and accounting matters.

        Ted W. Love, M.D., has served as a member of our Board and of the audit committee since March 2009, and was appointed as Chairman of the Board as of May 2014. Dr. Love currently serves as Chief Executive Officer at Global Blood Therapeutics in South San Francisco, California. From February 2010 to August 2012, Dr. Love was Executive Vice President and Head of Research & Development at Onyx Pharmaceuticals, Inc., a publicly traded company. He is the former Chairman of the Board of Directors of Nuvelo, Inc., a publicly traded biopharmaceutical company engaged in developing innovative drugs for acute cardiovascular and cancer therapy. He joined Nuvelo in 2001 as President and Chief Executive Officer and became Chairman of the Board in September 2005. Dr. Love joined Nuvelo from Theravance, Inc., where he served as Senior Vice President of Development. Previously, he spent six years at Genentech, Inc., where he held a number of senior management positions in medical affairs and product development and served as chairman of Genentech's Product Development Committee. As Vice President of Product Development and Regulatory Affairs at Genentech, Dr. Love oversaw all drugs in development, including Herceptin®, Rituxan®, and TNKase®. Dr. Love also serves as a member of the boards of directors of Santarus, Inc., Affymax and ARCA Biopharma. In addition, he serves on the California Independent Citizens' Oversight Committee (ICOC), the 29-member board that oversees the $3 billion allocated to stem cell research authorized by Proposition 71. Dr. Love earned his bachelor's degree in molecular biology from Haverford College and his medical degree from Yale University School of Medicine. Our Board determined that Dr. Love should serve as a director based on his experience as a senior executive in the biotechnology industry, as well as his experience in research and product development.

        Gary Lyons has served as a member of our Board since January 2011, as chairman of our compensation committee since January 2011 and was appointed to our audit committee in May 2014. Mr. Lyons served as President, Chief Executive Officer and member of the Board of Neurocrine Biosciences, Inc., a public biotechnology company, from February 1993 to March 2008. Since March 2008, Mr. Lyons has served as President of GL Biomed, a life science consulting and advisory firm he founded. Prior to joining Neurocrine, Mr. Lyons held a number of senior management positions at Genentech, Inc., including Vice President of Business Development, Vice President of Sales, and Director of Sales and Marketing. In addition to serving on our Board, he also serves on the boards of directors of Neurocrine Biosciences, Rigel Pharmaceuticals, Inc. (where he serves as Board Chairman),

Retrophin, Inc., Cytori Therapeutics, and Vical Incorporated, and he previously served on the boards of directors of NeurogesX, Inc., Poniard Pharmaceuticals, Inc., Facet Biotech Corporation, and PDL BioPharma, Inc. Mr. Lyons holds a Bachelor of Science in marine biology from the University of New Hampshire and a Master of Business Administration from Northwestern University's J.L. Kellogg Graduate School of Management. Our Board determined that Mr. Lyons should serve as a director based on his experience as a senior executive in the biotechnology industry, as well as his experience as a director of other public companies.

        Ronald A. Martell has served as a member of our Board since April 2015. From June 2014 to January 2015, Mr. Martell served as Chief Executive Officer at Sevion Therapeutics, Inc. From January 2012 through July 2013, Mr. Martell served as President and Chief Executive Officer and director of NeurogesX, Inc., where he sold the assets of the company to Acorda Therapeutics. From February 2010 through December 2011, Mr. Martell served as the Chief Executive Officer of Poniard Pharmaceuticals, Inc. From May 2007 through February 2010, Mr. Martell served as the President and Chief Operating Officer of Poniard Pharmaceuticals, Inc. and director from June 2006 through December 2011. From November 1998 through August 2006, Mr. Martell served as the Vice President, Marketing and then Senior Vice President, Sales, at ImClone Systems Incorporated, where he strengthened and expanded ImClone Systems commercial operations and field sales force in order to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. From 1988 to 1998, Mr. Martell worked at Genentech in a variety of positions. At Genentech, Mr. Martell was responsible for the launch of Herceptin ® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin's lymphoma. Mr. Martell began his career at Roche Pharmaceuticals. Our Board determined that Mr. Martell should serve as a director based on his experience as a senior executive at large multinational, as well as development stage, life sciences companies and his corporate governance experience through service on boards of other companies and organizations.

        Laurie Smaldone Alsup, M.D., has served as a member of our Board and of our compensation committee since October 2013 and was appointed to the nominating and corporate governance committee as of May 2014. Dr. Smaldone Alsup has over 25 years of global leadership experience in the pharmaceutical and biotechnology industries in drug development, regulatory strategy and regulatory approvals across all major therapeutic areas and since August 2011 has served as President and Chief Scientific Officer of PharmApprove, a regulatory communications consultancy firm. Dr. Smaldone Alsup served in clinical and regulatory roles of increasing responsibility and scope while at Bristol Myers Squibb, including Senior Vice President of Global Regulatory Science and Vice President of Corporate Strategy and Business Risk Management. During this time she led multiple teams in both U.S. FDA and European proceedings, including preparations for numerous key FDA meetings, Advisory Committee hearings and EU scientific advice and oral arguments. In this role, she has led the development and commercialization of drugs for a broad range of diseases including oncology, HIV/AIDS, hepatitis and other infectious diseases, cardiovascular, endocrine, neurology, dermatology, inflammatory and immune-based diseases including rheumatoid arthritis. In addition, she served as Chief Executive Officer of an early stage company focused on arthritis and inflammation. Dr. Smaldone Alsup received a B.A. in biology from Fordham College and an M.D. at Yale University School of Medicine, where she completed her residency in Internal Medicine and fellowship in Medical Oncology. Our Board determined that Dr. Smaldone Alsup should serve as a director based on her extensive experience in the life sciences industry.

        Raymond M. Withy, Ph.D., has served as a member of our Board since July 2005, as a member of the compensation committee since March 2006 and as chair of our nominating and corporate governance committee since July 2012. He has over 25 years experience in the biotechnology industry. Most recently, he was President and Chief Executive Officer of Abgenix, Inc. until his retirement in 2004. He was also a member of the Board of Directors of Abgenix until June 2005. As one of the co-founders of Abgenix in 1996, Dr. Withy initially served as its Vice-President, Business Development, then its Chief Business Officer and then President before becoming its CEO. Prior to the founding of Abgenix, Dr.Withy held various business development positions at Cell Genesys, Inc. From 1991 to 1993, Dr. Withy was a consultant to the industry in the areas of business development and strategic planning. Dr. Withy held various research and development positions at Genzyme Corp. and Integrated Genetics, which he joined in 1984. Dr. Withy has served as a member of the Board of a number of companies, including Xenotech, Inc., Abgenix, Digitab, Inc. and Nuon Therapeutics, Inc., and has served as chairman of the board of Nuon Therapeutics, Inc. and Digitab, Inc. Dr. Withy received a B.Sc. in Chemistry and Biochemistry and a Ph.D. in Biochemistry, both from the University of Nottingham, UK and was a post-doctoral research fellow at the California Institute of Technology. Our Board determined that Dr. Withy should serve as a director based on his extensive experience in the biotechnology industry, including his experience in management, business development, research, and strategic planning.

Required Vote and Recommendation of the Board for Proposal 1

        The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF ROBERT A. BAFFI, DENISE GILBERT, TED W. LOVE, GARY LYONS, RONALD A. MARTELL, LAURIE SMALDONE ALSUP AND RAYMOND M. WITHY.

 CORPORATE GOVERNANCE

Independent Directors

        As required by the listing standards of The Nasdaq Global Market ("Nasdaq"), a majority of the members of our Board must qualify as "independent," as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in the applicable Nasdaq listing standards. Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, the Company, our executive officers and our independent registered public accounting firm, our Board has determined that all of our directors qualify as "independent" directors in accordance with the Nasdaq listing requirements.

Board Committees

        We have established an audit committee, a compensation committee and a nominating and corporate governance committee. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and current SEC and Nasdaq rules and regulations. We intend to comply with future requirements as they become applicable to us. Each committee acts pursuant to a charter that is available at http://ir.kalobios.com/governance.cfm. Each committee has the composition and responsibilities described below.

Name	Audit	Compensation	Nominating and Corporate Governance
Robert A. Baffi, Ph.D.(1)			X
Denise Gilbert, Ph.D.	X
Ted W. Love, M.D.	X
Gary Lyons	X	X
Ronald A. Martell
Laurie Smaldone Alsup, M.D.		X	X
Raymond M. Withy, Ph.D.		X	X
Total Meetings in 2014	4	7	3

(1)
Appointed to nominating and corporate governance committee in May 2015.

Audit Committee

        In April 2005, our Board established an audit committee of the Board, which is currently comprised of Denise Gilbert, Ted W. Love and Gary Lyons, each of whom is "independent" as such term is defined for audit committee members by the Nasdaq listing requirements. Dr. Gilbert serves as the chair of the audit committee. The Board has determined that Dr. Gilbert is an "audit committee financial expert" as defined in the rules of the SEC. Pursuant to the audit committee charter, the functions of the committee include, among other things:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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  overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

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  reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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  monitoring our internal control over financial reporting and our disclosure controls and procedures;

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  meeting independently with our registered public accounting firm and management;

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  preparing the audit committee report required by SEC rules;

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  reviewing and approving or ratifying any related person transactions; and

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  overseeing our risk assessment and risk management policies.

Compensation Committee

        In April 2005, our Board established a compensation committee of the Board, which is currently comprised of Raymond M. Withy, Gary Lyons and Laurie Smaldone Alsup. Mr. Lyons serves as the chair of the compensation committee. Pursuant to the compensation committee charter, the functions of this committee include, among other things:

  •
  evaluating the performance of our chief executive officer and determining the chief executive officer's salary and contingent compensation based on his or her performance and other relevant criteria;

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  identifying the corporate and individual objectives governing the chief executive officer's compensation;

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  approving the compensation of our other executive officers;

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  making recommendations to our Board with respect to director compensation;

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  reviewing and approving the terms of material agreements between us and our executive officers;

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  overseeing and administering our equity incentive plans and employee benefit plans;

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  reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

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  preparing the annual compensation committee report required by SEC rules; and

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  conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our Board, and working with the board in evaluating potential successors to executive officer positions.

Nominating and Corporate Governance Committee

        In April 2005, our Board established a nominating and corporate governance committee of the Board, which is currently comprised of Raymond M. Withy, Laurie Smaldone Alsup and Robert A. Baffi, who was appointed to the committee in May 2015. Dr. Withy serves as the chair of the nominating and corporate governance committee. Pursuant to the nominating and corporate governance committee charter, the functions of this committee include, among other things:

  •
  identifying, evaluating, and making recommendations to our Board and our stockholders concerning nominees for election to our Board, to each of the board's committees and as committee chairs;

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  annually reviewing the performance and effectiveness of our Board and developing and overseeing a performance evaluation process;

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  annually evaluating the performance of management, the Board and each board committee against their duties and responsibilities relating to corporate governance;

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  annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

  •
  providing reports to our Board regarding the committee's nominations for election to the board and its committees.

Nominating Process for Recommending Candidates for Election to the Board

        The nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board concerning corporate governance matters.

        The nominating and corporate governance committee is also responsible for reviewing with our Board from time to time the appropriate skills and guidelines required of directors in the context of the current make-up of the Board. These guidelines and skills of the Board, as a whole, may include (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company's business, (iii) financial expertise, (iv) diversity and (v) local and community ties. The minimum qualifications and skills that each director should possess include (i) the highest professional and personal ethics and values, (ii) broad experience at the policy-making level in business, government, education, technology or public interest, (iii) a commitment to enhancing stockholder value and (iv) sufficient time to carry out his or her duties and to provide insight and practical wisdom based on experience. The nominating and corporate governance committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors.

        The nominating and corporate governance committee also considers director candidates recommended by our stockholders. To recommend a candidate for election to our Board, a stockholder must notify the nominating and corporate governance committee by writing to: KaloBios Pharmaceuticals, Inc., 442 Littlefield Avenue, South San Francisco, CA 94080, Attention: Chief Executive Officer. Such stockholder's notice shall set forth the following information:

  •
  to the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act in which such individual is a nominee for election to our Board;

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  the director candidate's written consent to (A) if selected, be named in the Company's proxy statement and proxy and (B) if elected, to serve on our Board; and

  •
  any other information that such stockholder believes is relevant in considering the director candidate.

        The nominating and corporate governance committee considers bona fide candidates from all relevant sources, including current Board members, professional search firms, stockholders and other persons. The committee evaluates director candidates in light of the Board membership criteria described above, based on all relevant information and materials available to the committee. This includes information and materials provided by stockholders recommending director candidates, professional search firms and other parties.

        In 2014, Dr. Baffi was appointed to our Board and in 2015, Mr. Martell was appointed to our Board, consistent with the policies and practices set forth above. Our independent directors recommended Dr. Baffi and Mr. Martell to our nominating and corporate governance committee to be nominated for election at the Annual Meeting. We did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Board Meetings and Attendance

        Our Board held 8 meetings in 2014. Each member of the board attended at least 75% or more of the aggregate of (i) the total number of board meetings held during the period of such member's service and (ii) the total number of meetings of committees on which such member served, during the period of such member's service.

Director Attendance at Annual Meetings of Stockholders

        Directors are encouraged, but not required, to attend our annual stockholder meetings. One of our directors attended our annual meeting in 2014.

Board Leadership

        Dr. Love serves as chairman of our Board. Our Board believes that it is advantageous to have an independent chairman with an extensive history with and knowledge of the Company and our industry, as is the case with Dr. Love, who has been a director of the Company since 2009.

Risk Oversight

        Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

        Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee is responsible for overseeing our significant financial and operational risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and considers and approves or disapproves any related-persons transactions. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Business Conduct

        Our Board adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:

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  compliance with applicable laws, rules and regulations;

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  conflicts of interest;

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  public disclosure of information;

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  insider trading;

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  corporate opportunities;

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  competition and fair dealing;

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  gifts;

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  discrimination, harassment and retaliation;

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  health and safety;

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  record-keeping;

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  confidentiality;

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  protection and proper use of company assets;

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  payments to government personnel; and

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  reporting illegal and unethical behavior.

        The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our Board or a committee thereof and must be timely disclosed as required by applicable law. We have implemented whistleblower procedures that establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.

Communications with the Board

        Any stockholder who desires to contact our Board, or specific members of our Board, may do so electronically by sending an email through the following address: board@kalobios.com. Alternatively, a stockholder may contact our Board, or specific members of our Board, by writing to: Stockholder Communications, KaloBios Pharmaceuticals, Inc., 442 Littlefield Avenue, South San Francisco, CA 94080. All such communications will be initially received and processed by the office of our Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to the chair of the audit committee. Other matters will be referred to the Board or individual directors as appropriate.

 PROPOSAL 2: AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Background

        The Board has approved a series of proposed amendments to the Company's amended and restated certificate of incorporation, as amended (the "Certificate of Incorporation"), that would effect a reverse stock split of the Company's common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of the Company's common stock. We refer to each of the alternative amendments in this proxy statement as a "Reverse Stock Split."

        The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board following the Annual Meeting and prior to the 2016 Annual Meeting. The Board has declared these proposed amendments to be advisable and has recommended that these proposed amendments be presented to the Company's stockholders for approval.

        Upon receiving stockholder approval of the proposed amendments, the Board will have the sole discretion, until the 2016 Annual Meeting, to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares—4, 5, 6, 7, 8, 9 or 10—of common stock which will be combined into one share of common. The Board believes that stockholder approval of these seven selected reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders.

        If the Board determines to effect one of the alternative Reverse Stock Splits by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other amendments will be abandoned. Approval of the Reverse Stock Splits will authorize the Board in its discretion to effectuate the Reverse Stock Split in any of the ratios described above, or not to effect any of the Reverse Stock Splits. The text of the form of amendments to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, are set forth in Appendix A to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split.

        If the Board elects to effect a Reverse Stock Split following stockholder approval, for Reverse Stock Splits in the range of 1-for-4 to 1-for-10, the number of issued and outstanding shares of common stock would be reduced in accordance with a reverse split ratio selected by the Board from among those set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The par value of the common stock would remain unchanged at $0.001 per share. The Reverse Stock Splits would not change the number of authorized shares of common stock. There are currently no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued and unreserved shares of common stock that would be created by the Reverse Stock Split.

Reasons for the Reverse Stock Split

        Although the proposed Reverse Stock Split will not have the effect of increasing the Company's equity market capitalization, we believe that implementing one of the alternative Reverse Stock Splits will provide benefits to the Company and our existing stockholders in a number of ways, including:

  1.
  Maintain our listing on The Nasdaq Global Market.    Our common stock is traded on The Nasdaq Global Market. In February 2015, the Company was notified by Nasdaq that it no longer satisfied the minimum bid price requirement for continued listing of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). In order to regain compliance, the minimum bid price per share of Common Stock must be at least $1.00 for at least ten consecutive business days during the 180-day grace period, which will end on August 19, 2015. In the event the Company does not regain compliance by August 19, 2015, the Company may be afforded an additional 180-day compliance period, provided it demonstrates that it meets all other applicable standards for initial listing on The Nasdaq Global Market (except the bid price requirement), and provides written notice of its intention to cure the minimum bid price deficiency during the second grace period, by effecting a reverse stock split, if necessary. If the Company fails to regain compliance after the second grace period, the Company's stock will be subject to delisting by Nasdaq.

            The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock from The Nasdaq Global Market. Delisting could adversely affect the liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less liquid and efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that a reverse stock split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Global Market by producing the immediate effect of increasing the bid price of our common stock.

  2.
  Stock Price Volatility.    We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find shares of our common stock attractive at the current market price due to the trading volatility often associated with stocks below certain prices.

  3.
  Stock Price Requirements.    We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

  4.
  Transaction Costs.    Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Board Discretion to Implement or Abandon Reverse Stock Split

        If the alternative Reverse Stock Splits are approved by the Company's stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board that one of the Reverse Stock Splits is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including those described in the following paragraph. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any of the Reverse Stock Splits. If the Board decides not to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to Be Used for Decision to Effect a Reverse Stock Split

        If the stockholders approve the Reverse Stock Splits, the Board will be authorized to proceed with any of the alternative Reverse Stock Splits that it selects in its sole discretion. In determining whether to proceed with a Reverse Stock Split, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our common stock, the Nasdaq Global Market listing requirements, our additional funding requirements, and the amount of our authorized but unissued common stock. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private" transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

        After any of the Reverse Stock Splits, each stockholder will own a reduced number of shares of common stock. This would affect all of the Company's stockholders uniformly and would not affect any stockholder's percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

        Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 5% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 5% of the voting power of the outstanding shares of common stock after the Reverse Stock Split.

        Our Certificate of Incorporation presently authorizes 85,000,000 shares of common stock. The Reverse Stock Splits would not change the number of authorized shares of common stock. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance by us in the future would increase. These additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware Corporation Law and the Nasdaq rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially. There are currently no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued and unreserved shares of common stock that would be created by the Reverse Stock Split.

        The increase in the number of shares of authorized but unissued and unreserved common stock will have an 'anti-takeover effect' by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company's management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and Bylaws.

        The Reverse Stock Split would reduce the number of shares of common stock available for issuance under the Company's 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan in proportion to the reverse split ratio of the Reverse Stock Split. On May 5, 2015 the number of shares of common stock authorized for issuance but unissued under the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan is 643,226 and 160,801, respectively.

        The Company also has 4,067,743 shares of common stock subject to outstanding stock awards as of May 5, 2015, as well as 88,545 outstanding warrants convertible into shares of common stock. Under the terms of the various instruments governing the Company's outstanding stock awards and warrants, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon the exercise of such stock awards and warrants in proportion to the reverse split ratio of the Reverse Stock Split. The Reverse Stock Split will effect a proportionate increase in the exercise price of the Company's outstanding stock options and warrants. In connection with the Reverse Stock Split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock awards and warrants will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

        The following tables contains approximate information relating to the common stock under each of the proposed amendments based on share information as of May 5, 2015:

	Pre- Reverse Split	4:1	5:1	6:1	7:1	8:1	9:1	10:1
Authorized	85,000,000	85,000,000	85,000,000	85,000,000	85,000,000	85,000,000	85,000,000	85,000,000
Outstanding	32,995,178	8,248,794	6,599,035	5,499,196	4,713,596	4,124,397	3,666,130	3,299,517
Reserved for future issuance pursuant to employee benefit plans	643,226	160,806	128,645	107,204	91,889	80,403	71,469	64,322
Reserved for future issuance pursuant to outstanding options and RSUs	4,067,743	1,016,935	813,548	677,957	581,106	508,467	451,971	406,774
Reserved for future issuance pursuant to outstanding warrants	88,545	22,136	17,709	14,757	12,649	11,068	9,838	8,854
Authorized but unissued and unreserved	47,205,308	75,551,329	77,441,063	78,700,886	79,600,760	80,275,665	80,800,592	81,220,533

        No fractional shares of common stock will be issued in connection with the proposed Reverse Stock Split. Holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

        The common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the common stock under the Exchange Act. After the Reverse Stock Split, the common stock would continue to be reported on the Nasdaq Global Market under the symbol "KBIO".

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

        If the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of common stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

        The effect of the Reverse Stock Split upon the market prices for the common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of the common stock after the Reverse Stock Split will be four, five, six, seven, eight, nine or ten times, as applicable, the price per share of the common stock immediately prior to the Reverse Stock Split. Furthermore, there can be no assurance that the market price of the common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the Reverse Stock Split may not achieve the other desired results which have been outlined above. In particular, we cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of the common stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

        In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

Effective Date

        If the proposed Reverse Stock Splits are approved at the Annual Meeting and the Board elects to proceed with the Reverse Stock Split in one of the approved ratios, the Reverse Stock Split would become effective as of 5:00 p.m., Eastern time, on the date of the filing (the "Effective Time") of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board among the choices set forth in this Proposal 2. If the Board decides not to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Exchange of Stock Certificates

        As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

        Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment In Lieu of Fractional Shares

        No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the closing sales price of the common stock as reported on the Nasdaq Global Market on the last trading day immediately preceding the Effective Time. As of May 18, 2015, there were approximately 34 stockholders of record of the common stock. Upon stockholder approval of this proposal, if the Board elects to implement the Reverse Stock Split the Company does not expect that cashing out fractional stockholders would significantly reduce the number of stockholders of record.

        The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Appraisal Rights

        Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain Material U.S. Federal Income Tax Consequences

        The following summary describes certain material U.S. federal income tax consequences of the proposed reverse stock split to holders of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service ("IRS") in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences of the proposed reverse stock split.

        This discussion is limited to holders that hold our common stock as a "capital asset" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder's particular circumstances, including the impact of the Medicare contribution tax. In addition, it does not address consequences relevant to holders subject to special rules or to holders that are partnerships for U.S. federal income tax purposes. Holders should consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of the proposed reverse stock split.

Tax Consequences to U.S. Holders.

        For purposes of this discussion, a "U.S. holder" is a beneficial owner of our common stock who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

        The proposed reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash received in lieu of fractional shares, no gain or loss will be recognized upon the proposed reverse stock split. Accordingly, the aggregate tax basis of the U.S. holder in the new shares should equal the U.S. holder's aggregate tax basis in its old shares of common stock (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the new shares should include the holding period for the old shares.

        A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the proposed reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder's tax basis in the old shares that is allocated to such fractional share of our common stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the old shares for more than one year as of the effective date of the proposed reverse stock split. The deductibility of capital losses is subject to limitations.

Tax Consequences to Non-U.S. Holders.

        For purposes of this discussion, a "non-U.S. holder" is a beneficial owner of our common stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes). Generally, a non-U.S. holder will not recognize any gain or loss upon the proposed reverse stock split. In particular, any gain or loss realized with respect to cash received in lieu of a fractional share generally will not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder's conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the proposed reverse stock split and certain other conditions are met, or (c) our common stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation for U.S. federal income tax purposes.

        Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States. With respect to clause (c) above, we believe we are not currently and do not anticipate becoming a U.S. real property holding corporation. If we are or have been a U.S. real property holding corporation, any gain realized with respect to cash received in lieu of a fractional share may be treated as effectively connected with the conduct a trade or business in the United States subject to U.S. federal income tax and the cash proceeds may also be subject to a 10% withholding tax.

Information Reporting and Backup Withholding.

        Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and "backup withholding." To avoid backup withholding, each holder of our shares of common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Required Vote and Recommendation of the Board for Proposal 2

        The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required for the approval of Proposal 2.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" PROPOSAL 2.

 PROPOSAL 3: AMENDMENTS TO THE KALOBIOS PHARMACEUTICALS, INC. 2012 EQUITY
INCENTIVE PLAN

        Our Board initially adopted the KaloBios Pharmaceuticals, Inc. 2012 Equity Incentive Plan, or the 2012 Plan, in July 2012, to become effective upon the effectiveness of our registration statement filed with the SEC on Form 10. The 2012 Plan serves as our equity compensation program to provide eligible individuals with an opportunity to acquire shares of our common stock and to benefit from increases in value of our common stock, and thereby align their interests with the long-term interests of our stockholders. Our Board amended and restated the 2012 Plan on May 8, 2015, subject to stockholder approval.

        In this Proposal 3, the amended and restated 2012 Plan is being submitted to our stockholders in order to:

  •
  Increase the number of shares available for issuance by 2,500,000 (excluding the impact of Proposal 2);

  •
  Eliminate the automatic annual share reserve increase feature (the "evergreen") prospectively, so that no additional automatic annual share increases will occur hereafter;

  •
  Eliminate the discretion to reprice any outstanding stock award without prior stockholder approval;

  •
  Implement more conservative "share counting" provisions;

  •
  Implement a clawback provision that permits us to seek recovery of certain equity awards granted to executive officers if we determine that financial results used to determine the amount of the award are materially restated, and that the executive officer receiving the award engaged in fraud or intentional misconduct; and

  •
  Increase the maximum number of awards that any participant may receive in any calendar year so that certain awards granted under the 2012 Plan that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code may so qualify.

        Should stockholder approval not be obtained, the proposed amendments to the 2012 Plan will not be implemented. The 2012 Plan will, however, continue in remain in effect, and stock awards will continue to be granted under the 2012 Plan to all eligible participants, as in effect immediately prior to the amendments that are the subject of this Proposal 3, until all the shares available for issuance under the 2012 Plan have been issued, or until the plan terminates on its currently scheduled expiration date in July 2022.

Description of the Amended 2012 Plan

        The principal terms and provisions of the amended and restated 2012 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the amended 2012 Plan. To the extent there is a conflict between this summary and the amended 2012 Plan, the terms of the amended 2012 Plan will govern. This summary is qualified in its entirety by reference to the complete text of the amended 2012 Plan, which is included as Appendix B of this proxy statement.

        Share Reserve.    The number of shares of our common stock reserved for issuance under the amended 2012 Plan may not exceed 6,483,998 shares. Such number consists of (a) 3,983,998 shares currently reserved for issuance, plus (b) an additional 2,500,000 shares subject to stockholder approval.

        All numbers hereunder have been adjusted to reflect the 1-for-3.56147 reverse split of our common stock effected on January 15, 2013. Should our stockholders approve Proposal 2, all numbers hereunder will be further adjusted proportionately to reflect any subsequently authorized reverse stock split.

        Prior to the proposed amendment, the share reserve was scheduled to increase on the first business day of each fiscal year during the term of the 2012 Plan, beginning on January 1, 2016, by the least of (a) 5% of the total number of shares of common stock outstanding on December 31 of the prior year, (b) 842,348 shares, or (c) a lower number determined by our Board. The proposed amendment eliminates this automatic annual share reserve increasefeature prospectively. However, should the stockholders not approve this Proposal 3, the foregoing evergreen feature will continue in place for the remaining term of the 2012 Plan, until the last such scheduled increase occurs in January 2022.

        Plan Limits.    As amended, the 2012 Plan provides that no participant may receive options or SARs covering more than 1,000,000 shares in one calendar year (an increase from 842,348 shares), except that an employee may receive options or SARs covering up to an additional 1,000,000 shares in the calendar year in which his or her employment begins (an increase from an additional 842,348 shares). In addition, no participant may receive restricted stock or restricted stock units ("RSUs") covering more than 1,000,000 shares in one calendar year (an increase from an additional 701,957 shares), except that an employee may receive restricted stock or RSUs covering up to an additional 1,000,000 shares in the calendar year in which his or her employment begins (an increase from 701,957 shares). Stockholder approval of this Proposal 3 constitutes approval of the foregoing increased share limitations for purposes of Section 162(m) of the Code.

        Finally, no more than 6,483,998 shares of common stock may be issued upon exercise of incentive stock options.

        Share Counting.    If a stock award granted under the 2012 Plan expires, is forfeited, or otherwise terminates without being exercised or settled in full, the shares of our common stock not acquired pursuant to the stock award will become available for subsequent issuance under the 2012 Plan. If a stock award is settled in cash rather than shares, such cash settlement will not reduce the number of shares available for issuance under the 2012 Plan.

        Under the amended 2012 Plan, however, the following shares will no longer be available for subsequent issuance:

  •
  Shares not delivered to a participant because an award is exercised through a reduction in the number of shares subject to the award (i.e., "net exercised");

  •
  Shares tendered by a participant through actual delivery or attestation, to pay the exercise price of an option;

  •
  Shares not otherwise issued in connection with the stock settlement of stock appreciation rights;

  •
  Shares used to satisfy tax withholding obligations relating to any stock award; and

  •
  Shares reacquired by the Company using cash proceeds from the exercise of options.

        Outstanding Awards.    The following includes aggregated information regarding the overhang and potential dilution associated with the 2012 Plan. As of May 5, 2015, there were approximately 32,995,178 shares of common stock outstanding (plus 88,545 outstanding warrants convertible into shares of common stock), as well as the following:

  •
  4,067,743 shares of common stock subject to outstanding stock awards (representing 12.33% of our outstanding common stock), comprised of:

  •
  4,037,743 outstanding stock options (representing 12.24% of our outstanding common stock), with a weighted average exercise price of $2.58 per share, and a weighted average remaining term of 8.64 years;

  •
  30,000 outstanding RSUs (representing 0.09% of our outstanding common stock); and

  •
  643,226 shares of common stock available for future award under the 2012 Plan (representing 1.95% of our outstanding common stock).

        Administration.    In general, the Compensation Committee of our Board administers the 2012 Plan. The term plan administrator, as used in this summary, means the Compensation Committee, our Board, or any other person, to the extent acting with the scope of its administrative jurisdiction under the 2012 Plan. The plan administrator has complete discretion to make all decisions relating to the interpretation and operation of the 2012 Plan, including the discretion to determine who will receive an award, the type of award to grant, the number of shares covered by the award, vesting requirements, if any, and the other features and conditions of each award.

        Notwithstanding the foregoing, the plan administrator does not have the discretion to (a) reduce the exercise price of any stock award after it has been granted, (b) cancel or allow the holder of a stock award to surrender the stock award in exchange for cash or a new stock award that has the effect of reducing the exercise price of an outstanding stock award, or (c) take any other action with respect to an outstanding stock award that would be treated as a repricing under Nasdaq rules, unless our stockholders have previously approved such an action. Should the stockholders not approve this Proposal 3, outstanding stock awards will remain subject to repricing by the plan administrator.

        In addition, the 2012 Plan has a clawback provision that permits us to seek repayment or recovery of certain equity awards granted to executive officers, if we determine that financial results used to determine the amount of the award are materially restated, and the plan administrator determines that the executive officer receiving the award engaged in fraud or intentional misconduct.

        Eligibility.    Employees, members of our Board who are not employees and consultants are eligible to participate in the 2012 Plan. As of May 5, 2015, approximately 35 persons (including 3 executive officers and 7 non-employee directors) were eligible to participate in the 2012 Plan.

        Types of Awards.    The 2012 Plan provides for the following types of awards:

  •
  Options to purchase shares of our common stock;

  •
  Stock appreciation rights ("SARs");

  •
  Restricted shares of our common stock ("restricted stock");

  •
  RSUs; and

  •
  Performance cash awards.

        Valuation.    For purposes of establishing the option price and for all other valuation purposes under the 2012 Plan, the fair market value of a share of common stock on any relevant date is the closing price per share of common stock on that date, as such price is reported on the Nasdaq Global Market. On May 5, 2015, the fair market value of the common stock determined on such basis was $0.52 per share.

        Stock Options.    A stock option gives the optionee a right to purchase shares of our common stock at a fixed price determined at the time the option is granted. Stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the terms and conditions of options granted under the 2012 Plan, including whether they are incentive stock options ("ISOs") that may qualify for favorable tax treatment under Section 422 of the Code, or nonstatutory stock options ("NSOs") that do not so qualify. The exercise price of options granted under the 2012 Plan may not be less than 100% of the fair market value of our common stock on the grant date.

        Optionees may pay the exercise price by using:

  •
  Cash;

  •
  Shares of common stock that the optionee already owns;

  •
  An immediate sale of the option shares through a designated broker;

  •
  Promissory note, to the extent permitted by applicable securities laws; and

  •
  Other forms of payment approved by the plan administrator.

        Options vest at the time or times determined by the plan administrator. In most cases, options granted to new hires vest over the four-year period following the date of grant, while options granted to existing employees vest over a three-year period. Options generally expire 10 years after they are granted, except that they expire earlier if the optionee's service terminates earlier.

        Stock Appreciation Rights.    A SAR allows a recipient to benefit from increases in the value of our common stock, but does not provide any ownership interest in our common stock. SARs are granted pursuant to SAR agreements adopted by the plan administrator. The plan administrator determines the strike price of each SAR, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon exercise of a SAR, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of our common stock with respect to which the SAR is exercised. This amount may be paid in cash, shares of our common stock, or any combination thereof. Each SAR may or may not be subject to vesting, and vesting, if any, shall occur at such times or upon satisfaction of such conditions specified by the plan administrator. SARs generally expire 10 years after they are granted, except that they generally expire earlier if the recipient's service terminates earlier. The Company has not granted SARs under the 2012 Plan.

        Restricted Stock.    Restricted stock awards are granted pursuant to restricted stock agreements adopted by the plan administrator which include provisions regarding the number of shares the participant may be issued, the purchase price, if any, and the restrictions to which the shares will be subject. Awards of restricted stock may be granted in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) a promissory note, to the extent permitted by applicable securities laws, or (e) any other form of legal consideration approved by the plan administrator. The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to length of service or attainment of performance goals. Upon termination of the participant's service, the shares issued pursuant to a restricted stock award may be subject to forfeiture to, or repurchase by, the Company. The Company has not granted restricted stock under the 2012 Plan.

        RSUs.    RSUs represent the right to receive the value of shares of our common stock at a specified date in the future. RSU awards are granted pursuant to RSU agreements approved by the plan administrator. Upon settlement, the shares, their cash equivalent, or any combination thereof are delivered to the recipient. No cash consideration is required in connection with a RSU award. Each award of RSUs may or may not be subject to vesting tied to length of service or attainment of performance goals and may be settled immediately upon vesting or on a deferred basis. Dividend equivalents may be credited in respect of shares covered by a RSU award.

        Performance-Based Compensation.    The 2012 Plan is designed to allow the Compensation Committee to issue restricted stock and RSUs that qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, if certain conditions are met. Accordingly, the Compensation Committee may structure restricted stock and RSUs so that they are only granted or vest upon the attainment of certain pre-established objective performance goals. The performance criteria that may be used by the Compensation Committee for awards of restricted stock or RSUs consist of:

• Earnings (before or after taxes)	• Sales or revenue
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)
• Total stockholder return	• Market share
• Return on equity or average stockholders' equity	• Cash measures including cash flow and cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders' equity
• Return on operating revenue	• Contract awards or backlog
• Objective corporate or individual strategic goals	• Objective individual performance goals

        Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria.

        The Compensation Committee may adjust the results under any performance criterion to exclude: (a) asset write-downs; (b) litigation, claims, judgments, or settlements; (c) effects of changes in tax law, accounting principles, or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary, unusual or non-recurring items; (f) exchange rate effects for non-U.S. Dollar denominated net sales and operating earnings; and (g) statutory adjustments to corporate tax rates.

        Performance Cash Awards.    Performance cash awards may be granted under the 2012 Plan that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the award is approved by the Compensation Committee and the grant or vesting of the award is tied solely to the attainment of performance goals during a designated performance period. To the extent a performance cash award is not intended to comply with Section 162(m) of the Code, the plan administrator may select other measures of performance.

        No participant may be paid more than $2,000,000 in cash in any calendar year pursuant to a performance cash award granted under the 2012 Plan, an increase from $1,000,000 prior to the amendment of the 2012 Plan. Stockholder approval of this Proposal 3 constitutes approval of the foregoing limitation for purposes of Section 162(m) of the Code.

        Capitalization Adjustments.    In the event there is a specified change in our capital structure, such as a stock split, proportionate adjustments will be made to (a) the number of shares reserved under the 2012 Plan, (b) the maximum number of shares that may be issued as incentive stock options, (c) the maximum number of options, SARs, and performance-based restricted stock and RSUs that can be granted to a participant in a calendar year, and (d) the number of shares and exercise prices or strike prices, if applicable, of all outstanding stock awards.

        Corporate Transactions.    In the event that the Company is a party to a merger, consolidation, or a change in control transaction, all outstanding stock awards will be governed by the terms of the definitive transaction agreement or in a manner determined by the Board. Such treatment may include any of the following actions with respect to each outstanding stock award:

  •
  Continuation, assumption, or substitution of a stock award by a surviving corporation or its parent company;

  •
  Cancellation of options and SARs, provided that participants be given an opportunity to exercise their awards prior to the closing of the transaction;

  •
  Cancellation of options and SARs in exchange for a payment equal to the excess, if any, of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award;

  •
  Cancellation of RSUs in exchange for a payment equal to the value that the holder of each share of common stock receives in the transaction; and

  •
  Full acceleration and cancellation of stock awards.

        For this purpose, a change in control transaction includes:

  •
  Any person acquiring beneficial ownership of more than 50% of our total voting power;

  •
  The sale or disposition of all or substantially all of our assets; or

  •
  Any merger or consolidation of the company where our voting securities represent 50% or less of the total voting power of the surviving entity or its parent.

        The Board is not obligated to treat all stock awards, or portions thereof, in the same manner.

        Changes in Control.    In the event of specified change in control transactions, our Board has the discretion to accelerate the vesting of individual stock awards (a) immediately upon the occurrence of the transaction, whether or not the stock award is continued, assumed, or substituted by a surviving corporation or its parent in the transaction, or (b) in connection with a termination of a participant's service following such a transaction.

        Amendment.    Our Board may amend or modify the 2012 Plan at any time. However, the approval of our stockholders is required for any amendment that

  •
  Materially increases the number of shares of common stock available for issuance under the 2012 Plan;

  •
  Materially expands the class of individuals eligible to receive awards under the 2012 Plan;

  •
  Materially increases the benefits accruing to participants under the 2012 Plan;

  •
  Materially extends the term of the 2012 Plan; or

  •
  Expands the types of awards available for issuance under the 2012 Plan, but only to the extent required by law or applicable listing standards.

        Termination.    Our Board may, at any time and for any reason, terminate the 2012 Plan. If not sooner terminated, the 2012 Plan will terminate automatically in July 2022. Any stock awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

Federal Income Tax Consequences of Awards Granted under the 2012 Plan

        The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to participants and the Company with respect to stock awards granted under the 2012 Plan. This summary does not address state, local or foreign tax treatment, which may vary from the U.S. federal income tax treatment. In any event, each participant should consult his or her own tax advisor as to the tax consequences of particular transactions under the 2012 Plan.

        Incentive Stock Options.    No taxable income is recognized by an optionee upon the grant of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

        If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the "required ISO holding periods"), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

        Nonstatutory Stock Options.    No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

        Stock Appreciation Rights.    In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.

        Restricted Stock.    A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. A participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

        RSUs.    In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income (subject to withholding if the recipient is an employee or former employee) equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU award.

        Section 409A.    The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and SARs are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of our common stock at the time the option or SAR was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax in addition to the federal income tax at the participant's usual marginal rate for ordinary income.

        Tax Treatment of the Company.    The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2012 Plan. As described herein, Section 162(m) of the Code may limit the deductibility of awards granted under the 2012 Plan.

        Section 162(m) Considerations.    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company's chief executive officer and three other highest compensated executive officers (other than the chief financial officer). Stock options and SARs are exempt from this limitation if (a) the exercise price is at least 100% of the fair market value of the underlying stock on the date the option or SAR is granted and (b) the plan under which the options are granted is approved by the stockholders and contains a limit on the number of options or SARs granted to any one individual under the plan during a specified period. Various other rules apply with regard to compensation committee independence and the procedures that must be followed by the committee in connection with performance-based awards that may be fully deducted under Section 162(m). Among other requirements, stock awards such as restricted stock and RSUs, and performance cash awards must vest contingent upon the achievement of performance goals, the material terms of which have been approved by the stockholders, in order to be exempt from this limitation. The 2012 Plan includes certain annual limits, as described above, on the number of shares or total dollars that may be granted to an individual under options, SARs, restricted stock, RSUs, and performance cash awards in order to comply with the Section 162(m) requirements.

New Plan Benefits and Grant Table

        Future awards to our directors, executive officers, employees and other eligible participants under the 2012 Plan are discretionary and not determinable at this time. However, our Directors Compensation Program provides that newly appointed directors receive an initial option to purchase 20,000 shares of our common stock and continuing directors receive an annual option to purchase 10,000 shares of our common stock following the completion of each annual stockholder meeting. Notwithstanding the foregoing, Dr. Baffi received an option to purchase 40,000 shares upon his appointment to our Board in November 2014. In April 2015, in connection with Mr. Martell's appointment to our Board, our Board approved the grant of an option to purchase 30,000 shares, and a grant of 30,000 RSUs.

        The table below shows the number of shares of common stock for which options and RSUs have been granted under the 2012 Plan from January 1, 2014 through May 5, 2015, as to each of the executive officers named in the Summary Compensation Table contained in this proxy statement in the section entitled "Executive Compensation," each nominee for election as a director and the various indicated groups. To date, only stock options and RSUs have been granted under the 2012 Plan.

Name and Position	Number of Option Shares	Number of RSUs
David W. Pritchard, Former President & Chief Executive Officer	250,000	—
Herb C. Cross, Chief Financial Officer and Interim Chief Executive Officer	360,000	—
Néstor A. Molfino, M.D., Former Chief Medical Officer	150,000	—
All current executive officers as a group	1,075,000	—
Robert A. Baffi, Ph.D., Director	40,000	—
Denise Gilbert, Ph.D., Director	20,000	—
Ted W. Love, M.D., Director	20,000	—
Gary Lyons, Director	20,000	—
Ronald A. Martell, Director	30,000	30,000
Laurie Smaldone Alsup, M.D., Director	20,000	—
Raymond M. Withy, Ph.D., Director	20,000	—
All current directors who are not executive officers as a group	170,000	30,000
All employees, including current officers who are not executive officers, as a group	2,950,500	—

Required Vote and Recommendation of the Board for Proposal 3

        Approval of the amendments to the 2012 Plan requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" PROPOSAL 3.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2015, and urges you to vote for ratification of Ernst & Young's appointment. Ernst & Young has audited our financial statements since 2006. Although we are not required to seek your approval of this appointment, we believe it is good corporate governance to do so. No determination has been made as to what action our audit committee would take if stockholders fail to ratify the appointment. Even if the appointment is ratified, the audit committee retains discretion to appoint a new independent registered public accounting firm if the audit committee concludes such a change would be in the best interests of the Company and its stockholders.

        We expect representatives of Ernst & Young to be present at the meeting and available to respond to appropriate questions by stockholders. Additionally, the representatives of Ernst & Young will have the opportunity to make a statement if they so desire.

Independent Registered Public Accounting Firm's Fees

        The following table represents aggregate fees billed to the Company for the years ended December 31, 2014, and December 31, 2013, by Ernst & Young LLP.

	Year ended December 31,
	2014	2013
Annual audit fees(1)	$621,309	$789,000
Audit-related fees	—	—
Tax fees(2)	20,000	25,000
All other fees	—	—
Total fees	$641,309	$814,000

(1)
Audit fees in 2014 includes fees billed or incurred by Ernst & Young LLP for professional services rendered in connection with the annual audit of our consolidated financial statements for the year ending December 31, 2014 and the review of our quarterly reports on Form 10-Q and other procedures related to a registration statement Form S-8 as well as other procedures in preparation related to a registration statement on Form S-3. Audit fees in 2013 include fees billed or incurred by Ernst & Young LLP for professional services rendered in connection with the annual audit of our consolidated financial statements for the year ending December 31, 2013 and the review of our quarterly financial statements included in our quarterly reports on Form 10-Q and other procedures related to a registration statement Form S-3.

(2)
Tax fees related to Internal Revenue Code Section 382 analysis.

        All fees described above were pre-approved by the audit committee in accordance with the requirements of Regulation S-X under the Exchange Act.

Pre-Approval Policies and Procedures

        The audit committee's policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the audit committee's approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst &

Young LLP is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence for audit purposes. Ernst & Young LLP has not been engaged to perform any non-audit services other than tax-related services and as indicated above.

        For more information on Ernst & Young LLP, please see "Report of the Audit Committee."

Required Vote and Recommendation of the Board for Proposal 4

        Stockholder ratification of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" PROPOSAL 4.

REPORT OF THE AUDIT COMMITTEE

        The audit committee of our Board operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this proxy statement under the heading "Corporate Governance—Board Committees—Audit Committee." Under the audit committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In the performance of its oversight function, the audit committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by standards adopted by the Public Company Accounting Oversight Board ("PCAOB"), in Rule 3200T, including the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, and the clarity of the disclosures in the financial statements. In addition, the audit committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm their independence.

        Based upon the review and discussions described in the preceding paragraph, our audit committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:(1)
Denise Gilbert (Chair)
Gary Lyons
Ted W. Love

(1)
The material in this report shall not be deemed to be "soliciting material" or "filed" with the SEC. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information regarding beneficial ownership of our common stock as of March 31, 2015 by:

  •
  each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

        Percentage ownership of our common stock is based on 32,922,178 shares of our common stock outstanding as of March 31, 2015.

        Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2015 are deemed to be outstanding and to be beneficially owned by the person holding the options but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o KaloBios Pharmaceuticals, Inc., 442 Littlefield Avenue, South San Francisco, CA 94080.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with PRIMECAP Management Company(1)	4,475,700	13.6%
Entities affiliated with Deerfield Mgmt, L.P.(2)	2,286,783	6.9%
Entities affiliated with First Eagle Investment Management, LLC(3)	1,746,591	5.3%
Named Executive Officers and Directors
David W. Pritchard(4)	390,625	1.2%
Herb C. Cross(5)	71,250	*
Néstor A. Molfino, M.D., FCCP(6)	442,292	1.3%
Raymond M. Withy, Ph.D.(7)	154,166	*
Ted W. Love, M.D.(8)	43,749	*
Denise Gilbert, Ph.D.(9)	106,249	*
Gary Lyons(10)	68,750	*
Laurie Smaldone Alsup, M.D.(11)	35,555	*
Robert A. Baffi, Ph.D.(12)	6,666	*
Ronald A. Martell(13)	833	*
All current executive officers and directors as a group (10 persons)(14)	956,279	2.89%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Number of shares based solely on information reported on the Schedule 13G filed with the SEC on February 13, 2015, reporting beneficial ownership as of December 31, 2014 by PRIMECAP Management Company ("PRIMECAP") and the Schedule 13G filed with the SEC on February 13, 2015, reporting beneficial ownership as of December 31, 2013 by Vanguard Investment

  Series PLC—U.S. Opportunities Fund ("Vanguard"). The Vanguard shares are included in the shares reported in the table as beneficially owned by PRIMECAP. PRIMECAP has sole voting power over 2,017,200 shares and Vanguard has sole voting power over 2,458,500 shares. According to these reports, PRIMECAP has sole dispositive power over all 4,475,700 shares and Vanguard does not have sole or shared dispositive power over any of the shares. The address for PRIMECAP is 225 South Lake Ave., #400, Pasadena, CA 91101. The address for Vanguard is 70 Sir John Rogerson's Quay, Dublin 2, Ireland.

(2)
Number of shares based solely on information reported on the Schedule 13G filed with the SEC on February 17, 2015, reporting beneficial ownership as of December 31, 2014 by Deerfield Mgmt, L.P. ("Deerfield"). According to the report, Deerfield has shared voting power and shared dispositive power with respect to all 2,286,783 shares and does not have sole voting power or sole dispositive power with respect to any of the shares. The address for this reporting person is James E. Flynn, Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations International Master Fund, L.P., 780 Third Avenue, 37th Floor, New York, NY 10017.

(3)
Number of shares based solely on information reported on the Schedule 13G filed with the SEC on January 29, 2015, reporting beneficial ownership as of December 31, 2013 by First Eagle Investment Management, LLC ("First Eagle"). According to the report, Alloy has sole voting power and sole dispositive power with respect to all 1,746,591 shares. The address for this reporting person is 1345 Avenue of the Americas, New York, NY 10105.

(4)
Includes options to purchase 390,625 shares of common stock that may be exercised within 60 days of March 31, 2015.

(5)
Includes options to purchase 71,250 shares of common stock that may be exercised within 60 days of March 31, 2015.

(6)
Includes options to purchase 442,292 shares of common stock that may be exercised within 60 days of March 31, 2015.

(7)
Includes options to purchase 154,166 shares of common stock that may be exercised within 60 days of March 31, 2015.

(8)
Includes options to purchase 43,749 shares of common stock that may be exercised within 60 days of March 31, 2015.

(9)
Includes options to purchase 106,249 shares of common stock that may be exercised within 60 days of March 31, 2015.

(10)
Includes options to purchase 68,750 shares of common stock that may be exercised within 60 days of March 31, 2015.

(11)
Includes options to purchase 35,555 shares of common stock that may be exercised within 60 days of March 31, 2015.

(12)
Includes options to purchase 6,666 shares of common stock that may be exercised within 60 days of March 31, 2015.

(13)
Includes options to purchase 833 shares of common stock that may be exercised within 60 days of March 31, 2015.

(14)
Includes options to purchase 956,279 shares of common stock that may be exercised within 60 days of March 31, 2015.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2014 with respect to shares of common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	2,637,774	(2)	$4.28	1,442,727
Equity compensation plans not approved by security holders	n/a		n/a	n/a
Total	2,637,774		$4.28	1,442,727

(1)
Represents shares reserved for issuance under the 2001 Stock Plan, the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan.

(2)
The number of shares reserved for issuance under the 2012 Equity Incentive Plan will automatically increase on the first business day of each fiscal year, starting with fiscal year 2014 and ending in fiscal year 2022 (or fiscal year 2015 if Proposal 3 is adopted), by a number equal to the least of: (a) 5% of the total number of shares of common stock outstanding on December 31 of the prior fiscal year, (b) 842,348 shares of common stock, or (c) a number of shares of common stock determined by our Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers, and certain holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC and to furnish us with copies of all Section 16(a) reports that they file.

        Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us and written representations provided to us by all of our directors and executive officers and certain of our greater than 10% stockholders, we believe that during the fiscal year ended December 31, 2014, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except that due to computer-related technical difficulties, one Form 4 that reported one transaction was filed one day late on behalf of Dr. Baffi.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

        There has not been, nor is there any currently proposed, transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

        Our audit committee has the primary responsibility for reviewing and approving or ratifying transactions with related persons.

        In approving or disapproving such proposed transactions, arrangements or relationships, the audit committee will consider all material information, including the identity of the related person and his/her relationship to our company; designation of the proposed transaction as a single, one-time transaction, a proposed series of transactions or an ongoing business relationship; the proposed aggregate value of such transaction or transactions if known, or a good faith estimate; any alternatives considered, including any evidence supporting the arm's-length valuation of the transaction; and the disclosure implications of the proposed transactions.

EXECUTIVE OFFICERS

        The following sets forth certain information regarding our current executive officers.

Name	Age	Position
Herb C. Cross	43	Chief Financial Officer and Interim Chief Executive Officer
Donald R. Joseph	61	Chief Legal Officer
Geoffrey Yarranton, Ph.D.	63	Chief Scientific Officer

        Herb C. Cross has served as our Chief Financial Officer since October 2013 and as our Interim Chief Executive Officer since January 2015. Prior to joining KaloBios, Mr. Cross served as Chief Financial Officer at Affymax for over two years, where he was a member of the executive team and was responsible for all financial functions, including accounting, financial planning and analysis, treasury and risk management, corporate governance, stock administration and tax functions. Mr. Cross previously served as Vice President, Finance for Facet Biotech Corporation, a publicly held, development-stage biotechnology company. Before joining Facet, he was Executive Director, Finance and corporate controller at PDL BioPharma, a publicly held bio-pharmaceutical company specializing in monoclonal antibody technology, with more than $400 million in annual revenues. Before that, he held positions of increasing responsibility, including Vice President, Finance, at Neoforma, Inc., a public e-commerce software company. Mr. Cross began his career at Arthur Andersen, LLP, and earned a B.S. from the Haas School of Business at the University of California, Berkeley.

        Donald R. Joseph has served as our Chief Legal Officer since June 2013. Mr. Joseph has almost 20 years of biopharmaceutical industry experience, including major global health non-profit organizations. Prior to KaloBios, he was CEO of BIO Ventures for Global Health (BVGH) from February to November 2012 and COO from April 2010 to January 2012. He is currently Chairman of the BVGH board of directors. He has also served as COO at the Institute for OneWorld Health, a non-profit drug development company. In both organizations, he was also responsible for the legal function in addition to his other responsibilities. He previously served as general counsel, corporate secretary, and in other senior management roles at biopharmaceutical companies, including Abgenix and Renovis. Before entering the life sciences industry, Mr. Joseph practiced business law for a number of years in major firms, including as an international partner at Baker & McKenzie, one of the world's largest law firms. Mr. Joseph received his J.D. degree from the University of Texas School of Law, with honors.

        Geoffrey Yarranton, Ph.D., has served as our Chief Scientific Officer since October 2006. Prior to this, he co-founded Celscia Therapeutics in 2003 and served as Chief Executive Officer before merging Celscia with KaloBios in 2004. Following the merger, Dr.Yarranton led KaloBios through a $21 million Series B financing. Dr. Yarranton has over 30 years of experience in the biotechnology industry working both in Europe and the U.S. Prior to co-founding Celscia, Dr. Yarranton served as Senior Vice President of Research and Development at Coulter Pharmaceutical. Following the acquisition of Coulter Pharmaceutical by Corixa Corporation, Dr. Yarranton became Senior Vice President of Research and Development and Site Director of the South San Francisco site. Dr. Yarranton spent 16 years at Celltech Therapeutics in the United Kingdom, where he led their research activities as the Director of Research. Dr. Yarranton holds a Bachelor of Science in biology from the University of Leicester in the United Kingdom and a Ph.D. in the enzymology of DNA replication, from the National Institute for Medical Research, United Kingdom.

 EXECUTIVE COMPENSATION

        KaloBios is an "emerging growth company" within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules.

Summary Compensation Table

        The following summary compensation table shows, for the fiscal years ended December 31, 2014 and December 31, 2013, information regarding the compensation awarded to, earned by or paid to our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended December 31, 2014. We refer to these officers as our "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
David W. Pritchard*	2014	490,000	—		862,075	151,900	—		1,503,975
President & Chief Executive	2013	417,500	—		485,175	251,625	892	(3)	1,155,192
Officer
Herb C. Cross**	2014	340,000	—		—	95,540	—		435,540
Chief Financial Officer and	2013	70,833	—		335,280	—	—		406,113
Interim Chief Executive Officer
Néstor A. Molfino, M.D.,	2014	390,000	—		522,075	92,040	—		1,004,115
Chief Medical Officer***	2013	357,500	52,500	(4)	291,105	177,132	—		878,237

*
Resigned January 8, 2015.

**
Mr. Cross was appointed to also serve as interim Chief Executive Officer on January 8, 2015.

***
Position eliminated and employment terminated February 3, 2015.

(1)
The amounts in this column represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards.

(2)
Amounts reflected in this column for fiscal year 2013 relate to a cash incentive bonus program that paid with respect to two nine-month performance periods that together cover the 18-month period from July 1, 2012 through December 31, 2013. Payments for the period from July 1, 2012 through March 31, 2013 were made in April 2013 as follows: Mr. Pritchard $115,500; Dr. Molfino $84,657. Payments for the period from April 1, 2013 through December 31, 2013 were made in February 2014 as follows: Mr. Pritchard $136,125; Dr. Molfino $92,475. The applicable performance period for the 2014 cash incentive bonus program was the full fiscal (calendar) year 2014 and payments under that program were made in February 2015. See "Narrative to Compensation Tables/Cash Incentive Compensation Plan" below for further information regarding the 2014 cash incentive bonus program.

(3)
Represents amount paid with respect to premium for life insurance.

(4)
Represents a one-time cash bonus.

Narrative to Compensation Tables

Cash Incentive Plan Compensation

        Our 2014 annual cash incentive bonus program for our named executive officers incorporated corporate and individual performance objectives that applied to the full fiscal year 2014. Accordingly, for the 2014 period, Mr. Pritchard received a bonus of $151,900, Mr. Cross received a bonus of $95,540 and Dr. Molfino received a bonus of $92,040. Target annual bonus amounts are established as a percentage of the officer's base salary, with Mr. Pritchard's target bonus for each performance period set at 50% of his base salary and Dr. Molfino and Mr. Cross each set at 40% of their respective base salaries. The 2014 performance objectives that applied to Mr. Pritchard's cash incentive bonuses relate 100% to corporate-level objectives, whereas Dr. Molfino's and Mr. Cross's cash incentive bonuses each related 75% to corporate-level objectives and 25% to individual objectives in achievement of certain clinical development milestones. In February 2015, our compensation committee and our Board determined that for 2014, the corporate-level performance objectives had been achieved at the 62% level, and that the applicable individual-level objectives had been achieved at the 95% level for Mr. Cross and at the 50% level for Dr. Molfino. Accordingly, for fiscal 2014, our named executive officers received the amounts under our annual cash incentive bonus program reflected for that year in the column titled "Non-Equity Incentive Plan Compensation" in the table above. The corporate-level performance metrics that applied January 2014 through December 2014 included achievement of certain clinical development milestones.

Stock Options

        We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant as determined on such date. Generally, our stock options granted to new hires vest as to 25% of the total number of option shares granted on the first anniversary of the award and in equal monthly installments over the ensuing 36 months, whereas subsequent grants to employees generally vest in equal monthly installments over 48 months. To date, the only form of equity compensation granted to our named executive officers has been stock options, although our compensation committee and Board have the right to, and may in the future, grant other types of equity awards, such as restricted shares or RSUs. Mr. Pritchard and Dr. Molfino were granted options in 2014, each of which vest ratably over 48 months of continuous service after January 1, 2014.

        In connection with our registration statement filed with the SEC pursuant to Form 10, our Board and stockholders approved an employee stock purchase plan (ESPP) intended to comply with Internal Revenue Code Section 423. This program is a payroll-deduction stock purchase plan that permits purchases of our common stock at a discount to the price at which our stock is trading on the purchase date within the limits allowed under applicable federal tax law. We chose not to implement the ESPP until late 2014, at which time all eligible employees, including our named executive officers, were offered the opportunity to participate in this plan, which operates in a series of consecutive six-month offering/purchase periods.

Outstanding Equity Awards at 2014 Fiscal Year End

        The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Yet Vested	Market Value of Shares of Stock That Have Not Yet Vested ($)
Mr. Pritchard	70,195	(1)	0	$1.21	1/21/2019	0	0
	79,167	(2)	70,833	$6.00	4/30/2023	0	0
	57,292	(5)	192,708	$5.36	1/21/2024	0	0
Mr. Cross	46,875	(6)	103,125	$4.15	10/22/2023	0	0
Dr. Molfino	162,854	(3)(4)		$4.74	7/31/2022	0	0
	47,500	(2)	42,500	$6.00	4/30/2023	0	0
	34,375	(5)	115,625	$5.41	1/17/2024	0	0

(1)
Option is fully vested and exercisable as of January 21, 2013.

(2)
Option vests over three years of service from May 1, 2013, with 1/36th vesting upon the completion of each month of continuous service.

(3)
Option permits the optionee to exercise and purchase vested as well as unvested shares. Unvested shares so purchased are subject to the Company's right of repurchase at the optionee's exercise price in the event the optionee's service with the Company terminates prior to the end of the applicable vesting term. Accordingly, this number reflects all shares subject to the option, whether or not such shares are vested.

(4)
Option vests over four years of service from May 29, 2012, with 25% vesting upon the completion of one year of service and 75% vesting in 36 equal monthly installments thereafter. 105,176 shares subject to the option were vested as of December 31, 2014.

(5)
Option vests over four years of service from January 1, 2014, with 1/48th vesting upon the completion of each month of continuous service.

(6)
Option vests over four years of service from September 9, 2013, with 25% vesting upon the completion of one year of service and 75% vesting in 36 equal monthly installments thereafter.

Severance and Change in Control Benefits

        Prior to our initial public offering, we entered into letter agreements with each of our named executive officers that provide severance benefits in connection with an involuntary termination of employment within 12 months after a change in control, as described below. These letter agreements remained in effect through the end of fiscal year 2013.

        During fiscal year 2014, we entered into amended and restated employment agreements with certain executive officers (including our named executive officers) which replaced and superseded the letter agreements described above. These amended and restated employment agreements, which were intended to provide greater consistency of employment terms between us and our senior management team, provide for a three-year term, with automatic one-year renewal periods at the end of that term unless either party provides notice of intent to terminate. Each member of the senior management team, including our named executive officers, will continue to be an at-will employee of the Company.

Like the prior letter agreements, each amended and restated employment agreement requires as a condition to receipt of severance benefits that the officer provide us with a general release of claims.

        These amended and restated employment agreements provide that if employment is terminated by us without cause (as defined in the agreements) or if the applicable employment agreement is not renewed by us, then the terminated named executive officer will become eligible to receive the following severance benefits for a period of twelve months in Mr. Pritchard's case and nine months in the case of each of Mr. Cross and Dr. Molfino: (i) salary continuation, (ii) an amount equal to the cost of the officer's COBRA coverage (less the active rate for such coverage) for the applicable period, payable as a lump sum, (iii) a pro-rated incentive bonus, and (iv) vesting credit under any then-unvested equity awards.

        In connection with the retirement of Mr. Pritchard in January 2015 and termination of Dr. Molfino's position as part of a reduction in force in February 2015, the severance provisions described above were implemented with respect to each of them.

        The amended and restated employment agreement that remains in place for Mr. Cross also provides (and previously provided for Mr. Pritchard and Dr. Molfino) that if, in connection with or within one year following a change in control, employment is terminated by us without cause or by the executive for good reason, then the terminated executive will become eligible to receive the following severance benefits: (i) fifteen months (eighteen months for Mr. Pritchard) of salary continuation, (ii) an amount equal to the cost of fifteen months (eighteen months 18 Mr. Pritchard) of COBRA coverage less the active rate for such coverage, payable as a lump sum, (iii) 125% (150% for Mr. Pritchard) of his target incentive bonus, and (iv) full vesting of all then-unvested equity awards.

Retirement Benefits

        We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. No employer contributions have been made to date.

Director Compensation

        In connection with our initial public offering in 2013, our compensation committee engaged Radford, an Aon Hewitt Company, to, among other things, conduct a review of our Board compensation program. Radford recommended that certain changes be made to our Board compensation program to align with the 50th percentile when compared to our peer group as determined by Radford (the "Director Compensation Program"). The Director Compensation Program was recommended to and approved by our Board and became effective during the second quarter of fiscal year 2013. Our Board has the authority to amend the compensation program for its members at any time.

        Pursuant to the Director Compensation Program each member of our Board who is not our employee is eligible to receive an annual cash retainer and annual equity compensation. The annual cash retainer amounts payable to our eligible directors are as follows:

  •
  Board member: $40,000;

  •
  Non-employee chair of our Board of Directors: $25,000;

  •
  Audit committee member: $10,000;

  •
  Audit committee chair: $20,000;

  •
  Compensation committee member: $6,000;

  •
  Compensation committee chair: $12,000;

  •
  Nominating and corporate governance committee member: $4,000; and

  •
  Nominating and corporate governance committee chair: $8,000.

        The equity compensation component of our Directors Compensation Program provides that newly appointed directors will be granted an initial option to purchase 20,000 shares of our common stock (the "Initial Option Grant") and continuing directors are eligible to receive an annual option to purchase 10,000 shares of our common stock (the "Annual Option Grant"). Initial Stock Option Grants are granted as soon as reasonably practicable following appointment to the Board and vest ratably over 36 months of continuous service following the date on which the director is appointed to our Board. Annual Option Grants are generally granted immediately following the completion of our annual stockholder meeting and vest ratably over 12 months of continuous service following the date of grant.

        In connection with Dr. Baffi's appointment to our Board in late 2014, after consultation with Radford due to a significant and sustained drop in our stock price, our Board approved the grant to him of an option to purchase 40,000 shares (rather than the 20,000 share option called for under our Director Compensation Program), vesting monthly over three years. In April 2015, in connection with Ronald A. Martell's appointment to our Board, our Board approved the grant to him of an option to purchase 30,000 shares, vesting monthly over three years, and a grant of 30,000 RSUs, vesting annually over three years. In each case, these new directors received the cash compensation provided for under our standard Director Compensation Program. In addition, we made Annual Option Grants to continuing non-employee directors in 2014 to purchase 20,000 shares of our common stock.

        The following table shows for the fiscal year ended December 31, 2014 certain information with respect to the compensation of all of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Dr. Baffi	4,022	34,332	38,354
Dr. Gilbert	60,000	28,056	88,056
V. Bryan Lawlis, Ph.D	39,167	28,056	67,223
Dr. Love	58,922	28,056	86,978
Mr. Lyons	58,667	28,056	86,723
James I. Healy, MD, PhD	27,667	—	27,667
Dr. Smaldone Alsup	48,667	28,056	76,723
Dr. Withy	54,000	28,056	82,056

(1)
The amounts of cash retainers paid reflect payment of retainers under the Board Compensation Program for fiscal year 2014.

(2)
The amounts in this column represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 9 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards.

(3)
As of December 31, 2014, Dr. Baffi held outstanding options to purchase 40,000 shares of our common stock, Dr. Gilbert held outstanding options to purchase 56,055 shares of our common stock, Dr. Lawlis held outstanding options to purchase 40,000 shares of our common stock, Dr. Love held outstanding options to purchase 66,586 shares of our common stock, Mr. Lyons held outstanding options to purchase 425,528 shares of our common stock, Dr. Healy held outstanding options to purchase 15,000 shares of our common stock, Dr. Smaldone Alsup held outstanding options to purchase 40,000 shares of our common stock, and Dr. Withy held outstanding options to purchase 70,096 shares of our common stock.

Compensation Committee Interlocks and Insider Participation

          As of December 31, 2014, the Compensation Committee consisted of Mr. Lyons (Chairman), Dr. Smaldone Alsup and Dr. Withy, none of whom is a present or former officer or employee of the Company. None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee. We have had a Compensation Committee for eight and a half years. Each of the members of the committee qualifies as (i) an "independent director" under the requirements of The Nasdaq Stock Market, (ii) a "non-employee director" under Rule 16b-3 of the Exchange Act, (iii) an "outside director" under Section 162(m) of the Code and (iv) an "independent outside director" as that term is defined by Institutional Shareholder Services.

NO INCORPORATION BY REFERENCE

        In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations the "report of the compensation committee" and the "report of the audit committee" contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be "soliciting material." In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS

        As of the time of preparation of this proxy statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

        Accompanying this proxy statement and posted on our website with this proxy statement, is our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, are available on the investor relations portion of our website at www.kalobios.com/investors. You may also obtain a copy of our Proxy Materials without charge by sending a written request to the Company's Secretary, Donald R. Joseph, at KaloBios Pharmaceuticals, Inc., 442 Littlefield Avenue, South San Francisco, CA 94080. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

        If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Innisfree M&A Incorporated
(888) 750-5834

 WHERE YOU CAN FIND MORE INFORMATION

        We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's website at www.sec.gov.

        It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares as described in this proxy statement, so your shares will be represented at the Annual Meeting.

        The form of proxy and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

By order of the Board of Directors, Donald R. Joseph Secretary of the Company

May 26, 2015
South San Francisco, California

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
KALOBIOS PHARMACEUTICALS, INC.

        KaloBios Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "Corporation"),

        DOES HEREBY CERTIFY:

        FIRST:    The name of the Corporation is KaloBios Pharmaceuticals, Inc.

        SECOND:    The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 19, 2001 under the name Horizon Biotechnologies, Inc.

        THIRD:    That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation's Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

        RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

          "The Corporation is authorized to issue one class of stock to be designated common stock ("Common Stock"). The number of shares of Common Stock authorized to be issued is Eighty Five Million (85,000,000), par value $0.001 per share.

          Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote.

          Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [four (4) to ten (10)]* shares of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one (1) share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq Global Market, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware."

        FOURTH:    This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

*
These amendments approve the combination of any whole number of shares of Common Stock between and including four (4) and ten (10) into one (1) share of Common Stock. By these amendments, the stockholders would approve each of the seven amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Company and its stockholders. The other six proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to do any reverse split, in which case all seven proposed amendments will be abandoned. In accordance with the resolutions to be adopted by the stockholders, the Board of Directors will not implement any amendment providing for a different split ratio.

A-1

        IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this      day of                  , 2015.

Herb C. Cross Interim Chief Executive Officer, and Chief Financial Officer

A-2

APPENDIX B

KALOBIOS PHARMACEUTICALS, INC.

2012 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE AS OF THE 2015 ANNUAL MEETING OF
STOCKHOLDERS)

KALOBIOS PHARMACEUTICALS, INC.
2012 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

        The Board adopted the Plan to become effective immediately, although no Awards were eligible to be granted prior to the Registration Date. The Plan was amended and restated by the Board on May 8, 2015, subject to approval by the Company's stockholders at the 2015 Annual Meeting. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards.

ARTICLE 2. ADMINISTRATION.

        2.1    General.    The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it.

        2.2    Section 162(m).    To the extent an Award is intended to qualify as "performance-based compensation" within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Code Section 162(m).

        2.3    Section 16.    To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more "non-employee directors" within the meaning of Exchange Act Rule 16b-3.

        2.4    Powers of Administrator.    Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.

        2.5    Effect of Administrator's Decisions.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

        2.6    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

        3.1    Basic Limitation.    Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares(1) issued under the Plan shall not exceed 6,483,998. Such number consists of (a) 1,123,131 Common Shares initially reserved under the Plan; (b) 1,066,975 Common Shares reserved under the Predecessor Plan that were not issued or subject to outstanding awards on the Registration Date plus Common Shares subject to outstanding awards under the Predecessor Plan that subsequently expired or lapsed unexercised, or were forfeited to or repurchased by the Company; (c) an aggregate of 1,793,892 Common Shares added pursuant to the automatic increase provision under Article 3.2 on the first business day in 2013, 2014, and 2015; and (d) an additional 2,500,000 Common Shares subject to stockholder approval at the 2015 Annual Meeting. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

        3.2    Annual Increases in Shares.    As of the first business day of each fiscal year of the Company, commencing on January 1, 2013 and continuing through and including January 1, 2015, the aggregate number of Common Shares that may be issued under the Plan was automatically increased by a number equal to the least of (a) 5% of the total number of Common Shares outstanding on December 31 of the prior year, (b) 842,348 Common Shares, subject to adjustment under Article 9, or (c) a number of Common Shares determined by the Board.

        3.3    Shares Returned to Reserve.

          (a)   To the extent that Options, SARs or Stock Units granted under this Plan or under the Predecessor Plan are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options or otherwise under the Plan or the Predecessor Plan are reacquired by the Company pursuant to a forfeiture provision, repurchase right at no greater than their original exercise price or purchase price (if any) or for any other reason prior to the shares having become vested, then such Common Shares shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

          (b)   Prior to the date of the 2015 Annual Meeting, the following Common Shares shall again become available for issuance under this Article 3.3: (i) Common Shares subject to an Award not delivered to a Participant because the Award is exercised through a reduction in the Common Shares subject to the Award (i.e., "net exercised"); (ii) if a SAR is settled in Common Shares, the number of Common Shares subject to the SAR that are not delivered to the Participant upon such settlement; (iii) Common Shares subject to an Award not delivered to the Participant because such Common Shares are withheld to satisfy tax withholding obligations related to the Award or are applied to pay the Exercise Price of an Option or SAR; (iv) Common Shares tendered by a Participant (either through actual delivery or attestation) to pay the Exercise Price of an Option or SAR; or (v) Common Shares reacquired by the Company, on the open market or otherwise, using cash proceeds from the exercise of an Option.

          (c)   Beginning on the date of the 2015 Annual Meeting and thereafter, the Common Shares specified in Article 3.3(b) shall no longer become available for issuance under this Article 3.3.

(1)
All share numbers have been adjusted to reflect the 1-for-3.56147 reverse split of the Common Shares effected on January 15, 2013.

        3.4    Awards Not Reducing Share Reserve in Article 3.1.    Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

        3.5    Plan Limits.    Subject to adjustment in accordance with Article 9:

          (a)   The maximum aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any calendar year to any one Participant shall not exceed 1,000,000, except that the Company may grant to a new Employee in the calendar year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 1,000,000 Common Shares;

          (b)   The maximum aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any calendar year to any one Participant shall not exceed 1,000,000, except that the Company may grant to a new Employee in the calendar year in which his or her Service as an Employee first commences Restricted Share awards and Stock Units that cover (in the aggregate) up to an additional 1,000,000 Common Shares;

          (c)   No Participant shall be paid more than $2 million in cash in any calendar year pursuant to Performance Cash Awards granted under the Plan; and

          (d)   No more than 4,690,106 Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4. ELIGIBILITY.

        4.1    Incentive Stock Options.    Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

        4.2    Other Awards.    Awards other than ISOs may only be granted to Service Providers.

ARTICLE 5. OPTIONS.

        5.1    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        5.2    Number of Shares.    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

        5.3    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

        5.4    Exercisability and Term.    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service.

        5.5    Death of Optionee.    After an Optionee's death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee's death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

        5.6    Modification or Assumption of Options.    Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options, provided that no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may: (a) decrease the Exercise Price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower Exercise Price or the grant of another Award the effect of which is to reduce the Exercise Price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Global Market (or such other principal U.S. national securities exchange on which the Common Shares are traded), unless the Company's stockholders have approved such an action within twelve (12) months prior to such an event.

        5.7    Buyout Provisions.    Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

        5.8    Payment for Option Shares.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

          (a)   Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

          (b)   By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

          (c)   Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure;

          (d)   By delivering a full-recourse promissory note, on such terms approved by the Administrator; or

          (e)   Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

        6.1    SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

        6.2    Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

        6.3    Exercise Price.    Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

        6.4    Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service.

        6.5    Exercise of SARs.    Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

        6.6    Death of Optionee.    After an Optionee's death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee's death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

        6.7    Modification or Assumption of SARs.    Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs, provided that no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may: (a) decrease the Exercise Price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower Exercise Price or the grant of another Award the effect of which is to reduce the Exercise Price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Global Market (or such other principal U.S.

national securities exchange on which the Common Shares are traded), unless the Company's stockholders have approved such an action within twelve (12) months prior to such an event.

ARTICLE 7. RESTRICTED SHARES.

        7.1    Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        7.2    Payment for Awards.    Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

        7.3    Vesting Conditions.    Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator's discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.

        7.4    Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

ARTICLE 8. STOCK UNITS.

        8.1    Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

        8.2    Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        8.3    Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator's discretion, may include one or more Performance Goals. A Stock Unit Agreement may provide for accelerated vesting upon certain specified events.

        8.4    Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator's discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        8.5    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.

        8.6    Death of Recipient.    Any Stock Units that become payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient's death shall be distributed to the recipient's estate.

        8.7    Modification or Assumption of Stock Units.    Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

        8.8    Creditors' Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

        9.1    Adjustments.    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, corresponding proportionate adjustments shall automatically be made in each of the following:

          (a)   The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;

          (b)   The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; and

          (c)   The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

        In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        9.2    Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        9.3    Corporate Transactions.    In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Award:

          (a)   The continuation of such outstanding Awards by the Company (if the Company is the surviving entity);

          (b)   The assumption of such outstanding Awards by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

          (c)   The substitution by the surviving entity or its parent of an equivalent award for outstanding Awards (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

          (d)   The cancellation of outstanding Options and SARs without payment of any consideration. The Optionees shall be able to exercise such Options and SARs (to the extent the Options and SARs are vested or become vested as of the effective date of the transaction) during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction;

          (e)   Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;

          (f)    The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the "Spread"). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;

          (g)   The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the "Transaction Value"). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant's continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

          (h)   The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

        For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant's Service following a transaction.

        Any action taken under this Article 9.3 shall either preserve an Award's status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10. OTHER AWARDS.

        10.1    Performance Cash Awards.    A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.

        10.2    Awards Under Other Plans.    The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11. LIMITATION ON RIGHTS.

        11.1    Retention Rights.    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

        11.2    Stockholders' Rights.    Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

        11.3    Regulatory Requirements.    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company's counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

        11.4    Transferability of Awards.    The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

        11.5    Other Conditions and Restrictions on Common Shares.    Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

        11.6    Repayment of Awards as a Result of Certain Improper Conduct.    If an Award has been paid to an Participant who is an "executive officer" within the meaning of Exchange Act Rule 3b-7 (an "Executive Participant") or to such individual's spouse or beneficiary, and the Administrator later determines that financial results used to determine the amount of such Award are materially restated and that the Executive Participant engaged in fraud or intentional misconduct, the Company may seek repayment or recovery of the Award, as appropriate, notwithstanding any contrary provision of the Plan. In addition, the Administrator may provide that any Participant and/or any Award, including any Common Shares subject to or issued under an Award, are subject to any other recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time, including as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

ARTICLE 12. TAXES.

        12.1    General.    As a condition to an Award under the Plan, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        12.2    Share Withholding.    To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

        12.3    Section 162(m) Matters    The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as "performance-based compensation" within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.

        12.4    Section 409A Matters.    Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a "409A Award"), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" to an individual who is considered a "specified employee" (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant's separation from service or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

        12.5    Limitation on Liability.    Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

        13.1    Term of the Plan.    The Plan, as set forth herein, shall become effective on the Registration Date. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Article 13.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.

        13.2    Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

        13.3    Stockholder Approval.    An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

        14.1 "Administrator" means the Board or any Committee administering the Plan in accordance with Article 2.

        14.2 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        14.3 "Award" means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.

        14.4 "Award Agreement" means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

        14.5 "Board" means the Company's Board of Directors, as constituted from time to time.

        14.6 "Change in Control" means:

          (a)   Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities;

          (b)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

          (c)   The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

          (d)   Individuals who are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

        A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

        14.7 "Code" means the Internal Revenue Code of 1986, as amended.

        14.8 "Committee" means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

        14.9 "Common Share" means one share of the common stock of the Company.

        14.10  "Company" means KaloBios Pharmaceuticals, Inc., a Delaware corporation.

        14.11  "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

        14.12  "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        14.13  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        14.14  "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        14.15  "Fair Market Value" means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator's determination shall be conclusive and binding on all persons.

        14.16  "ISO" means an incentive stock option described in Code Section 422(b).

        14.17  "NSO" means a stock option not described in Code Sections 422 or 423.

        14.18  "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

        14.19  "Optionee" means an individual or estate holding an Option or SAR.

        14.20  "Outside Director" means a member of the Board who is not an Employee.

        14.21  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        14.22  "Participant" means an individual or estate holding an Award.

        14.23  "Performance Cash Award" means an award of cash granted under Article 10.1 of the Plan.

        14.24  "Performance Goal" means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as "performance-based compensation" within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m)..

        14.25  "Performance Period" means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

        14.26  "Plan" means this KaloBios Pharmaceuticals, Inc. 2012 Equity Incentive Plan, as amended from time to time.

        14.27  "Predecessor Plan" means the Company's 2001 Stock Plan, as amended.

        14.28  "Registration Date" means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form 10.

        14.29  "Restricted Share" means a Common Share awarded under the Plan.

        14.30  "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

        14.31  "SAR" means a stock appreciation right granted under the Plan.

        14.32  "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

        14.33  "Service" means service as an Employee, Outside Director or Consultant.

        14.34  "Service Provider" means any individual who is an Employee, Outside Director or Consultant.

        14.35  "Stock Award" means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

        14.36  "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

        14.37  "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        14.38  "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

        14.39  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

        14.40  "Substitute Awards" means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by Nasdaq Marketplace Rule 5635 or any successor thereto.

APPENDIX A

PERFORMANCE CRITERIA

        The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

• Earnings (before or after taxes)	• Sales or revenue (using a measure thereof that complies with Section 162(m))
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)
• Total stockholder return	• Market share
• Return on equity or average stockholders' equity	• Cash measures including cash flow and cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders' equity
• Return on operating revenue	• Contract awards or backlog
• Objective corporate or individual strategic goals	• Objective individual performance goals
• To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X KaloBios Pharmaceuticals, Inc. 023KAB 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR all nominees, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. For Against Abstain 2. Approve a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Robert A.Baffi 04 - Gary Lyons 07 - Raymond M. Withy 02 - Denise Gilbert 05 - Ronald A. Martell 03 - Ted W. Love 06 - Laurie Smaldone Alsup 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 4. Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for KaloBios Pharmaceuticals, Inc. for the fiscal year ending December 31, 2015. For Against Abstain 3. Approve amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMM 2 3 6 9 0 5 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on July 6, 2015 Vote by Internet • Go to www.envisionreports.com/KBIO • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. 2015 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KALOBIOS PHARMACEUTICALS, INC. The undersigned stockholder of KALOBIOS PHARMACEUTICALS, INC. (“KaloBios”), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 26, 2015, and hereby appoints Herb C. Cross and Donald R. Joseph, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of KaloBios to be held on July 7, 2015, at 10:00 a.m., Pacific Time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP located at 1200 Seaport Blvd, Redwood City, CA 94063 and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if there personally present upon such business as may properly come before the meeting, including the items on the reverse side of this form. This proxy, when properly executed, will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of each of the nominees named in the Proxy Statement to KaloBios’ Board of Directors, FOR the approval of a series of alternate amendments to our amended and restated certificate of incorporation, to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock, whereby each outstanding 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of common stock, FOR approval of amendments to our 2012 Equity Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder by 2,500,000 shares on a pre-reverse stock split basis and FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for KaloBios for the fiscal year ending December 31, 2015. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side Proxy – KaloBios Pharmaceuticals, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q